Exhibit 10.4

I . Tenancy Agreement & An Agi‘eement made the 1 7 " day of Oct , 2024 between the Landlord and the Tenant as moi‘e particularly described in the Schedule 1 . Jt *o i I I I › sJ — )p 2024 @ 10 Q 1 . 7 Q io The Landlord shall let and the Tenant shall take the Pr en 4 ises foi‘ the Terins of Tenancy and at the Rent as iroi‘e pai‘ticu 1 arly described in the Schedule I and both parties agi‘ee to observe and perfoi na the terns and conditions as follows : ** "" i ^, — & i "" i — . . " ; a o " " i i> •• - The Tenant shall pay the Rent in advance on the 1" day of each and every calendar‘ month during the Ter in of Tenancy . If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other‘ outgoing so incurred by the Land lord in relation to such action shal 1 be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord . 1 1 $ 1 m(â B ( "" I T 8 (/ J 80 $ m UJ* 9 fill B L ( - . ‘ • * in 3 &fü fi 1 & ( % 4 ‘éfiwfi+* $ fi ¥ t 2. The Tenant shal1 not make any alter ation and / or additions to the Prern ises without the prior written consent of the La lord, which consent Fall not be urlreasonably ivitlalield. 3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part tliereof to any otlier per son. This tenancy shaft be per sonal to the party named herein. ïilæ tëi? • i iîï ï ƒ rtt (t( % ‘n . *›t 4 ( ( % ä : IO(s tü T(r( % (c JLï Otü 4. The Tenant shah comply with all ordinances, regulations and rules of Hong Kong and shall observe and performs the covenants, ter rns and conditions of’ the Deed of Mutual Covenant and Sub - Deed of Mutual Covenant (if any) relating to the Pi eiiiises . The Tenant shall not contravene any negative or restrictive covenants contained in the Goverl 4 meiit Lease(s) under wit icli the Premises are held from the Govei iai4ient. &&:Pn>U .& z‹¥J¥911at#Fl& \ r›s«rrst0AUBss&£: mt0/ +z ›$w Uw xs1r›s /k›9 5. The Tenant shall during the Term of Tenancy pay and discharges in respect of water, electricity, and telephone and other similar char ges payable in respect of the Premises. › «?Ps›ñ*0 ® tN. fi — */s5a/rit IO - + \ fi n ‹<tt‹›,a0t4 6. The Tenant shall during the Term of Tenancy keep the interior of the Pi err ises in good and tenantable repair and condition (fair‘ wear and tear and damage caused by inhei ent defect excepted) and shall deliver up vacant possession of the P renaises in the same repair and condition on the expiration or soonei detent ination of th is tenancy. r«is*0 H‹x›sis N." rs•i:*›«*+a. ›io>,›r›imnasa9 ozs z›«ores» s^ *0 ® t›n - *Ls?›itss tfi&*,1(*« T a x 7 . The Tenant shall pay to the Land lord the Security Deposit set out in the Schedule I for the due observance and per for mance of the ter ms and conditions ther - ein contained and on his pan to be obsei ved and performed . Pi‘ovided that ther e is no antecedent bi each of any of the tei‘irs and conditions herein contained, the Landl ord shall refund the Secui ity Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Pi em ises to the Landlord or settlement of any outstanding pay ment owed by the Tenant to the Landloi‘d, wli icliever is later . If the Tenant shall con ir it a breach of any of the terms and conditions herein contained, this Agi‘eement shall absolutely determine and the Security Deposit |›aid under this clause shall be absolutely forfeited to the Landlord as and for liquidated daiiiages ( but not as penalty) and the rights and remedies given to th e Land 1 or d by this clause shall not prejudice any other right of‘ action or any reiaiedy of the Landlord in iespect of such breach by the Tenant . 1 hi?by Y(â in(fimS #fi IiiU fihfiJ)( 1 14 1 & % fi R kb 1 & UA 1 f 1 Ph &fii 80 ( +z 80 N Page.1

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term of Tenancy without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises and the main drains, pipes and cables in proper state of repair provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord has confirmed that such defect is not caused by any intentional behaviors or negligence of the Tenant and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修物業內各主要結構部分(包括主要的排污渠，喉管和電線)。唯業主須在收到租客的書面要求後確認該損壞並不是蓄意或租客疏忽引致，才會有責任在合理時限內將有關損壞維修妥當。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業租稅。

11. The Stamp Duty payable on this Agreement shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約的印花稅一半費用。

12. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in the Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

13. If there is any conflict between the English version and the Chinese version in the this agreement, the Chinese version shall prevail.
中英文文本存有差異的，將以中文文本為準。

Confirmed and Accepted all the terms and conditions Contained herein by the Landlord:
業主確認及接受這合約內所有條款的約束

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Name: EASE PROGRESS LTD
B.R.No.60334730
Name:LI SHUK SHAN
HKID No.:R444067(5)

Confirmed and Accepted all the terms and conditions contained herein by the Tenant:
租客確認及接受這合約內所有條款的約束

For and on behalf of
WCHING TECH LTD CO. LIMITED
惠程科技有限公司

Authorized Signature(s)

Name: Wching Tech Ltd Co. Limited
B.R.No.59687756
Name:SHEK KIN PONG
HKID No. Z373416(2)

Acknowledged the receipt of the Security Deposit Of HK$ 183,000.00 by the Landlord.

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Name: EASE PROGRESS LTD
B.R.No.60334730
Name:LI SHUK SHAN
HKID No.:R444067(5)

Acknowledged the receipt of 5 key(s) of the Premises by the Tenant (大門 2 條:男廁 1 條:女廁 2 條)

For and on behalf of
WCHING TECH LTD CO. LIMITED
惠程科技有限公司

Authorized Signature(s)

Name: Wching Tech Ltd Co. Limited
B.R.No.59687756
Name:SHEK KIN PONG
HKID No.Z373416(2)

Page.2

The Preni ises Schedule I FLATfRAf E I IfF BILLION PL.A ZA II NO.10 CHEWING â'tJE STREET. CHEWING SHA \ â'AN. UL The Landloid @J Contact Addr ess : The Tenant ' Co itact Address - EASE PROGRESS LTD Tel: 2370 - 8518 Ms. Li ,S 2370 - 8518 (J † d) Flat B5,6/F, BLK B, Hong Kong Industrial Center 489 - 491 Castle Peak RD, Cheung Sha Wan Wching• Tech Ltd Co. Limited Tel: 9171 - 0926(Mr.Shek) FLAT/RM E I I/P BILU ON PLAZA II NO.1 0 CHEUNG YUE STREET. C HEUNG SHA WAN. KL Ter iii of Tenancy . }f[ Q Rent FROM 1 - Nov - 2024 TO 31 - Oct - 2026 (BOTH DAYS INCLUSIVE) 1 - 1 I - 2024 31 - 1 0 - 2026 (@}S ) HK$ 61,000.00 PER MONTH HK$ 183,000.00 The Land lord Bank A/C: 382 - 565 - 9 - 307583 - 5 J@JJ ) Security Deposit : Schedule II I . User The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for purpose on ly. *I 2. Miscellaneous Payments JI The Landlord shall be i'esponsible for the following payiiient payable in respect of the P reniises during the Term: - Management fee (aptcurrent rate) (per month) (subject to i evision from to time by management office. ) *II Government Rates (at current rate) (per quarterly) tsubject to revision front time to time by Governrn ent ) >g,p. *II I Govei‘nn4ent Rent (at cui'rent rate) (per quarterly) (subject to revision from time to time by Govei‘nlnent) ›e›f1 I - t/.Cfs v3fle›J /s»U siH › 3. Bi eak clause {${ The Tenant of this Agreement shall have the right to determine th is Agreement on or after the fii st twelve months of the Term by giving to the other party of this Agreement 2 months' written notice of its intention to do so . (The tenant and landlord must coiiiplete above tenancy of first 12 months . Any advance termination before the fixed 12 months should be compensated by the tenant to the total remaining sum of the rented to the Landlord . ) Page.3

Dated 17 Oct , 2024 Landlord: Ease Progress Ltd - and - Tenant: Wching Tech Ltd Co. Limited TENANCY AGREEMENT Relating to The Property situated at FLAT/RM E 11/F, BILLION PLAZA II. NO.10 CHEUNG YUE STREET. CHEUNG SHA WAN. KL Term 2 years Commencing : 1 - Nov - 2024 Expii iiig Deposit Rental 31 - Oct — 2026 HK$183,000.00 HK$61,000.00/PER MONTH

Ease Progress Limited
5/F, Far East Consortium Building ,
121 Des Voeux Road, Central
Hong Kong

Contact Address:
Flat B5, 6/F, BLK B,
Hong Kong Industrial Centre.
489-491 Castle Peak RD
LAI CHI KOK
KL

Dear Sirs,

Re : Workshop E, 11/F, Billion Phase 2 , No.10 Cheung Yue Street, Cheung Sha Wan ,KLN

We are the registered owner of the Property.

Please be informed that our company has authorized Ms.LI SHUK SHAN (Holder of Hong Kong Identity Card No. R444067(5)) to represent us to handle all matters relating to the lease of the Property (including but not limited to post up notices, demands or other legal documents at a conspicuous place of the main entrance of the Property against the tenant/occupier for recovery of possession of the Property together with all outstanding rent and other charge from the tenant) to attend the Property for inspection and to carry out any repair work, if necessary.

Yours faithfully,

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Director : Wong Viviane
B.R No.60334730
Date:21/Mar/2024